UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) —February 2, 2006

ASSURED GUARANTY LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Assured Guaranty Ltd.

30 Woodbourne Avenue

Hamilton HM 08 Bermuda

(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 296-4004

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(Former name or former address, if changed since last report)

Item 8.01               Other Events

Assured Guaranty Ltd. issued a press release on February 2, 2006 announcing that its Board of Directors nominated Donald H. Layton for election as director at the Company’s annual meeting of shareholders on May 5, 2006.  A copy of that press release is attached hereto as Exhibit 99.1.

Stockholders should read the proxy statement when it is available because it  will contain important information relevant to the election of directors.  Investors can get the proxy statement, when it is available, and any other relevant documents, for free at the Securities and Exchange Commission’s web site, www.sec.gov.  Investors may also request a copy of the proxy statement, when it is available, at no cost, by writing or telephoning  the following address:

Investor Relations
Assured Guaranty Ltd.
30 Woodbourne Avenue
Hamilton HM 08 Bermuda
Telephone: (441) 296-4004

Item 9.01               Financial Statements and Exhibits.

(c)  Exhibits

Exhibit Number	Description

99.1	Press release dated February 2, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURED GUARANTY LTD.

By:
/S/ JAMES M. MICHENER
James M. Michener
General Counsel and Secretary

DATE:  February 3, 2006